Exhibit 99.1

EXECUTION VERSION

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of April 25, 2015, is by and among Cap Gemini S.A., a French société anonyme (“SA”), Capgemini North America, Inc., a Delaware corporation (“NA” and, together with SA, “Parent”), Laporte Merger Sub, Inc., a Pennsylvania corporation (“Merger Sub”) and a wholly owned subsidiary of NA and the persons listed on Schedule I hereto (each a “Shareholder” and collectively, the “Shareholders”)

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub, and IGate Corporation, a Pennsylvania corporation (the “Company”), will enter into an Agreement and Plan of Merger, dated as of the date hereof, in the form attached hereto as Exhibit A and as may be amended from time to time in accordance with its terms (the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Merger Agreement);

WHEREAS, each Shareholder and its respective affiliates are, as of the date hereof, the record and/or beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of Common Stock, par value $0.01 per share (the “Company Common Stock”), of the Company set forth opposite the name of such Shareholder on Schedule I hereto (together with any shares of Company Common Stock which such Shareholder may acquire at any time in the future during the term of this Agreement, the “Shares”); and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, each Shareholder, severally and on its own account with respect to such Shareholder’s Shares and not jointly with the other Shareholders, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of Shareholder. Each Shareholder hereby, severally and on its own account with respect to such Shareholder’s Shares and not jointly with the other Shareholders, represents and warrants , to Parent and Merger Sub as follows:

(a) Such Shareholder (i) is the record and/or beneficial owner of the shares of Company Common Stock set forth opposite such Shareholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, such Shareholder does not hold or have any beneficial ownership interest in any other shares of Company Common Stock.

(b) Such Shareholder has the legal capacity or requisite entity power and authority, as the case may be, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If such Shareholder is an entity, it is duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its formation, and has taken all necessary entity action to authorize the execution, delivery and performance of this Agreement.

(c) This Agreement has been duly executed and delivered by such Shareholder and, assuming this Agreement constitutes a legally valid and binding obligation of Parent and Merger Sub, this Agreement constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a Proceeding at law or in equity (the “Bankruptcy and Equity Exception”)).

(d) Neither the execution and delivery of this Agreement nor the consummation by such Shareholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Shareholder is a party or by which such Shareholder or such Shareholder’s assets are bound, except for any such violation, default or conflict which would not, individually or in the aggregate, prevent or materially delay the performance by such Shareholder of any of its obligations under this Agreement. Except as contemplated by the Merger Agreement, the consummation by such Shareholder of the transactions contemplated hereby will not (i) violate any provision of any law, order, settlement, judgment, injunction or decree applicable to such Shareholder, (ii) if such Shareholder is an entity, conflict with or violate such Shareholder’s organizational documents or (iii) require any consent, approval, or notice under any law applicable to such Shareholder other than (x) as required under the Exchange Act and the rules and regulations promulgated thereunder and/or (y) where the failure to obtain such consents or approvals or to make such notifications, would not, individually or in the aggregate, prevent or materially delay the performance by such Shareholder of any of its obligations under this Agreement.

(e) The Shares and the certificates, if any, representing the Shares owned beneficially and/or of record by such Shareholder are now, and at all times during the term hereof will be, held by such Shareholder or by a nominee or custodian for the benefit of such Shareholder or its clients, or by its clients (or the clients of one of its affiliates), free and clear of all encumbrances, claims, proxies, voting trusts or agreements, options, rights (other than community property interests, if any, applicable to an individual Shareholder), understandings or arrangements or any other liens or restrictions whatsoever on title, transfer, or exercise of any rights of a shareholder in respect of such Shares (collectively, “Liens”), except (i) or any applicable restrictions on transfer under applicable securities laws and (ii) for encumbrances created by this Agreement (“Permitted Liens”).

(f) Such Shareholder has full voting power, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Shareholder’s Shares and except for Permitted Liens.

(g) As of the date hereof, there is no action pending or, to the knowledge of such Shareholder , threatened against such Shareholder at law or equity before or by any Governmental Entity that would reasonably be expected to impair or materially delay the performance by such Shareholder of such Shareholder’s obligations under this Agreement.

(h) Such Shareholder has received and reviewed a substantially final draft of the Merger Agreement. Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution, delivery and performance of this Agreement.

(i) No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Shareholder in its capacity as such.

SECTION 2. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to the Shareholders as follows:

(a) Each of Parent and Merger Sub is an entity duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, and each of Parent and Merger Sub has all requisite entity power and authority to execute and deliver this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby, and has taken all necessary entity action to authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

(b) This Agreement and the Merger Agreement have been duly authorized, executed and delivered by each of Parent and Merger Sub, and, assuming such agreements constitute legally valid and binding obligations of the other parties thereto, this Agreement and the Merger Agreement constitute the legally valid and binding obligations of each of Parent and Merger Sub, enforceable against each of them in accordance with their terms, except insofar as such enforceability may be limited by the Bankruptcy and Equity Exception, and subject to specific performance, injunctive relief and other equitable remedies.

SECTION 3. Transfer of the Shares; Other Legal Proceedings.

(a) Prior to the termination of this Agreement, except as otherwise expressly provided herein (including pursuant to this Section 3 or Section 4) or in the Merger Agreement, each Shareholder agrees that it shall not: (i) transfer, assign, sell, gift-over, tender, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement (including any short sale) with respect to, create or suffer to exist any Liens (other than Permitted Liens) on or consent to any of the foregoing (“Transfer”), any or all of such Shareholder’s Shares, or any right or interest therein; (ii) enter into any contract, swap, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of such Shareholder’s Shares with respect to any matter that is, or that is reasonably likely to be exercised in a manner, inconsistent with the provisions hereof; (iv) deposit any of such

Shareholder’s Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of such Shares; (v) knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of such Shareholder’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing or (vi) commit to do any of the foregoing. Any action taken in violation of the foregoing sentence shall be null and void ab initio if any involuntary Transfer of any of such Shareholder’s Shares shall occur (including, but not limited to, a sale by such Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Upon the request of Parent and at Parent’s expense (including any reasonable legal fees or expenses incurred by Shareholder), each Shareholder shall surrender or cause to be surrendered to the Company any share certificates representing such Shareholder’s Shares for imposition of a legend referencing these restrictions on transfer and the fact that such Shareholder’s Shares are subject to a voting agreement in accordance with Section 1529(f) of the PBCL.

(b) Each Shareholder agrees that it shall not become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) with respect to any shares of Company Common Stock or Company Restricted Shares or any other voting securities of the Company for the purpose of opposing or competing with or knowingly taking any actions inconsistent with the transactions contemplated by the Merger Agreement, provided, however, this Section 3(b) shall not apply if this Agreement shall have been terminated in accordance with Section 7.

(c) Notwithstanding the foregoing, each Shareholder may make (i) Transfers of Shares (A) to any Affiliate, (B) by will or by operation of law or other Transfers to immediate family members, trusts for the benefit of such Shareholder or any immediate family member of Shareholder or other Transfers for estate planning purposes, or upon the death of such Shareholder, or (C) in connection with bona fide gifts to charitable organizations or other gift Transfers, in which each case described in clauses (A), (B) and/or (C) above, any such transferee shall agree in writing to be bound by this Agreement prior to the consummation of any such Transfer, and (ii) with respect to such Shareholder’s Company Restricted Shares (A) that vest on or prior to the Outside Date, Transfers of Shares to the Company in order to satisfy required withholding taxes applicable upon the vesting of such Company Restricted Shares or (B) that are forfeited on or prior to the Outside Date, Transfers of Shares to the Company in connection with such forfeiture, and (iii) other Transfers of Shares as Parent may otherwise agree in writing in its sole discretion.

(d) EACH SHAREHOLDER HEREBY IRREVOCABLY GRANTS TO AND APPOINTS PARENT AND ANY DESIGNEE OF PARENT, AND EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION AND RESTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF SUCH SHAREHOLDER, TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT ANY MEETING OF SHAREHOLDERS OF THE COMPANY, BY WRITTEN CONSENT IN LIEU THEREOF OR OTHERWISE) WITH

RESPECT TO THE VOTING SHARES OWNED OR HELD BY SUCH SHAREHOLDER SOLELY WITH RESPECT TO THE MATTERS REFERRED TO IN SECTION 4(a) HEREOF DURING THE VOTING PERIOD, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS SUCH SHAREHOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW, RULES AND REGULATIONS. THE PROXY GRANTED PURSUANT TO THIS SECTION 3(d) BY EACH SHAREHOLDER IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY AND SHALL BE IRREVOCABLE UNTIL THE EARLIER TO OCCUR OF (I) THE EFFECTIVE TIME AND (II) SUCH DATE AND TIME AS THIS AGREEMENT SHALL BE VALIDLY TERMINATED PURSUANT TO SECTION 7 HEREOF. EACH SHAREHOLDER WILL TAKE SUCH FURTHER ACTION AND WILL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. EACH SHAREHOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF THE VOTING SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN SECTION 4(a) HEREOF, AND NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY SUCH SHAREHOLDER. PARENT MAY TERMINATE THIS PROXY WITH RESPECT TO ANY SHAREHOLDER AT ANY TIME AT ITS SOLE ELECTION BY WRITTEN NOTICE PROVIDED TO SUCH SHAREHOLDER. THE PROXY GRANTED BY EACH SHAREHOLDER SHALL BE AUTOMATICALLY REVOKED UPON TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. EACH SHAREHOLDER AGREES THAT IMMEDIATELY AFTER EXECUTION OF THIS AGREEMENT, AN EXECUTED COPY OF THIS AGREEMENT SHALL BE FILED WITH THE SECRETARY OF THE COMPANY.

SECTION 4. Voting of Shares.

(a) Until the termination of this Agreement in accordance with its terms, at every meeting of shareholders of the Company, however called, and at every adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company, each Shareholder shall, or shall cause the holder of record of such Shareholder’s Shares on any applicable record date to, (i) appear at each such meeting or otherwise cause all of such Shareholder’s Shares entitled to vote to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted all of such Shareholder’s Shares entitled to vote at each such meeting or give written consent or cause written consent to be given for all such Shares entitled to act by written consent (A) in favor of the adoption of the Merger Agreement and/or (B) against (x) any action or agreement that is in opposition to the Merger or that would reasonably be expected to impede, interfere with or prevent the Merger, including, but not limited to, any reorganization involving the Company or any Company Subsidiary, (y) any Company Takeover Proposal and any action in furtherance of any Company Takeover Proposal and (z) any action, proposal, transaction or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Shareholder under this Agreement.

(b) The obligations set forth in this Section 4 shall apply to each Shareholder unless and until the earliest to occur of the termination of this Agreement or as otherwise provided pursuant to Section 7.

(c) Each Shareholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Shareholder may have, (ii) agrees not to, and will not permit any of its affiliates to, solicit proxies or become a participant in a solicitation of proxies for any Company Takeover Proposal, (iii) agrees not to assist any Person, entity or group in taking or planning action that would compete with, restrain or otherwise serve to interfere with or inhibit Parent in connection with the Merger and (iv) agrees not to solicit, initiate, knowingly encourage or knowingly facilitate a Shareholders’ vote with respect to any Company Takeover Proposal. In addition, each Shareholder hereby agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective representatives or successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, (y) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement or (z) based on their status as shareholders of the Company relating to the negotiation, execution or delivery of the Written Consent or the Merger Agreement or the consummation of (but not the failure to consummate) the Merger and the other transactions contemplated by the Merger Agreement, and to take all necessary steps to affirmatively waive and release any right or claim of recovery or recovery in any settlement or judgment related to any such action reasonably requested by Parent in writing. For the avoidance of doubt, none of the Shareholders waive, release or discharge any claims relating to the right to receive the Merger Consideration under the Merger Agreement.

(d) Subject to the proxy granted under Section 3(d) above, each Shareholder shall retain at all times the right to vote such Shareholder’s Shares in such Shareholder’s sole discretion, and without any other limitation, on any matters other than those set forth in Section 4(a) that are at any time or from time to time presented for consideration to the Company’s shareholders generally.

(e) Notwithstanding anything in this Agreement, in the event that a vote of the shareholders of the Company is required to effect an amendment to the Merger Agreement that (i) reduces the amount, changes the form, or imposes any material restrictions or additional conditions on the receipt, of consideration payable in respect of each share of Company Common Stock in the Merger or (ii) is otherwise adverse to the holders of shares of Company Common Stock in such capacity, the provisions of this Agreement will not apply with respect to the Shareholders’ vote of such Shareholder’s Shares with respect to such vote to amend the Merger Agreement.

SECTION 5. Directors and Officers. This Agreement shall apply to each Shareholder solely in such Shareholder’s capacity as the beneficial owner and/or holder of record of Company Common Stock, Company Restricted Shares and/or other equity interests in the Company and not in such Shareholder’s capacity as a director, officer or employee of the Company or any Company Subsidiary or in such Shareholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

SECTION 6. Further Assurances. Each party shall execute and deliver any additional documents and take such further actions as may be reasonably necessary or desirable to carry out all of the provisions hereof, including all of the parties’ obligations under this Agreement.

SECTION 7. Termination.

(a) This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately and automatically with respect to a Shareholder upon the earliest to occur of the following:

(i) the termination of the Merger Agreement in accordance with its terms;

(ii) the Effective Time;

(iii) any change to the terms of the Transactions without the prior written consent of such Shareholder; or

(iv) the mutual written consent of Parent and such Shareholder.

(b) Upon termination of this Agreement, all obligations of the parties under this Agreement will terminate and any proxies granted hereunder shall be deemed automatically revoked, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party from liability arising from any Willful and Material Breach (as applied to this Agreement) prior to such termination.

(c) Section 10 shall survive the termination of this Agreement.

SECTION 8. Public Announcements. Each Shareholder agrees that any public announcements by such Shareholder relating to the transactions contemplated by this Agreement and the Merger Agreement will solely be made in such Shareholder’s capacity as a director or officer of the Company, and any such public announcement shall be governed by the terms and conditions of the Merger Agreement, subject to such Shareholder’s ability to comply with required disclosures relating to this Agreement under applicable securities laws. Each Shareholder (i) consents to and authorizes the publication and disclosure by Parent and its affiliates of Shareholder’s identity and holding of the Shares and the nature of Shareholder’s commitments and obligations under this Agreement in any announcement or disclosure required by Law in connection with the Transactions or the transactions contemplated by this Agreement, and (ii) agrees promptly to give to Parent any information it may reasonably require for the preparation of any such disclosure.

SECTION 9. Adjustments. In the event (a) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Shares or (b) that a Shareholder shall become the beneficial and/or record owner of any additional shares of Company Common Stock after the date of this Agreement, then the terms of this Agreement shall apply to the shares of Company Common Stock owned beneficially and/or of record by such Shareholder immediately following the effectiveness of the events described in clause (a) or such Shareholder’s becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Shares hereunder. In the event that a Shareholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4, then the terms of Section 4 shall apply to such other securities as though they were Shares hereunder.

SECTION 10. Miscellaneous.

(a) Notices. All notices, requests, claims, demands or other communications required or permitted under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, sent via electronic mail (receipt confirmed) or sent by a nationally recognized overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Shareholder, to the address set forth for such party on Schedule I with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:	Sarkis Jebejian, P.C.
Srinivas Kaushik
David Feirstein
Email:	sarkis.jebejian@kirkland.com
skaushik@kirkland.com
david.feirstein@kirkland.com

and

Pepper Hamilton LLP

Suite 5000, 500 Grant Street

Pittsburgh, PA 15219

Attention:	James Barnes
Valerie Demont
John Duke
Email:	barnesj@pepperlaw.com
demontv@pepperlaw.com
dukej@pepperlaw.com

If to Parent or Merger Sub, to:

Cap Gemini S.A.

Place de l’Etoile

11, rue de Tilsitt

75017 Paris, France

Attention:	Isabelle Roux-Chenu, Group General Counsel
Pierre-Yves Cros, Chief Development Officer
Email:	isabelle.roux-chenu@capgemini.com
pierre-yves.cros@capgemini.com

and

Capgemini North America, Inc.

623 Fifth Avenue, 33rd Floor

New York, NY 10022

Attention:	Michael Chayet, General Counsel North America
Robert Cowell, Director of Tax - U.S.
Email:	michael.chayet@capgemini.com
robert.cowell@capgemini.com

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention:	Howard L. Ellin
C. Michael Chitwood
Email:	Howard.Ellin@skadden.com
Michael.Chitwood@skadden.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

68, rue du Faubourg

Saint-Honoré 75008

Attention:	Armand W. Grumberg
Arash Attar-Rezvani
Email:	armand.grumberg@skadden.com
arash.attar@skadden.com

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed by PDF and in counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(d) Entire Agreement, No Third-Party Beneficiaries. This Agreement, together with the other documents and certificates delivered pursuant hereto, (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (ii) is not intended to confer, nor shall it confer, upon any Person other than the parties hereto any rights or remedies or benefits of any nature whatsoever, other than the Company which is an express third-party beneficiary of Section 4(c) of this Agreement.

(e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(f) Specific Enforcement; Jurisdiction. (i) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement in any court referred to in Section 10(f)(ii), without proof of damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. Each of the parties acknowledges and agrees that the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without such right, none of the parties would have entered into this Agreement.

(ii) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania (and, to the extent the United States District Court for the Eastern District of Pennsylvania does not have subject matter jurisdiction, the jurisdiction of the courts of the Commonwealth of Pennsylvania in Philadelphia County) (the “Chosen Courts”), for the purpose of any Proceeding arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, and each of the parties hereby irrevocably agrees that all claims with respect to such Proceeding may be heard and determined exclusively in the Chosen Courts. Each of the parties hereto (1) consents to submit itself to the personal jurisdiction of the Chosen Courts in the event any Proceeding arises out of this Agreement, (2) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, (3) irrevocably consents to the service of process in any Proceeding arising out of or relating to this Agreement at the address set forth in Section 10(a) and (4) agrees that it will not bring any Proceeding relating to this Agreement in any court other than the Chosen Courts. The parties hereto agree that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law; provided that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(g) Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Proceeding arising out of this Agreement.

(h) Assignment; Binding Nature. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, except that Parent and Merger Sub may assign, in their sole discretion and without the consent of any other party, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned subsidiaries of Parent, and any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional direct or indirect wholly-owned subsidiaries of Parent, in each case to which it assigns its obligations under the Merger Agreement; provided, that no such assignment shall relieve the assigning party of any of their respective obligations under this Agreement. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 10(h).

(i) Severability of Provisions. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner so that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

(j) Shareholder Obligation Several and Not Joint. The obligations of each Shareholder hereunder shall be several and not joint, and no Shareholder shall be liable for any breach of the terms of this Agreement by any other Shareholder.

(k) Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto, and no waiver or consent hereunder shall be effective against any party unless it shall be in writing and signed by such party.

(l) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(m) No Ownership Interest. Except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to all of the Shares shall remain vested in and belong to the applicable Shareholders and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Person in the voting of any of the Shares (except as otherwise specifically provided herein) or in the performance of any Shareholder’s duties or responsibilities as a shareholder of the Company.

(n) Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, Parent, Merger Sub and each Shareholder listed on Schedule I hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

CAP GEMINI S.A.

By:	/s/ Lanny Cohen
Name: Lanny Cohen
Title: Authorized Signatory

CAPGEMINI NORTH AMERICA, INC.

By:	/s/ Lanny Cohen
Name: Lanny Cohen
Title: Authorized Signatory

LAPORTE MERGER SUB, INC.

By:	/s/ Thierry Delaponte
Name: Thierry Delaponte
Title: Authorized Signatory

[Signature Page to Voting Agreement]

VISCARIA LIMITED

By:	/s/ Vivesh Pillay
Name: Vivesh Pillay
Title: Director

ASHOK TRIVEDI

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi

SUNIL WADHWANI

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani

THE ASHOK AND ANJANA TRIVEDI FAMILY FOUNDATION

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi
Title: President

ASHOK AND ANJANA TRIVEDI CHARITABLE REMAINDER UNITRUST

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi
Title: Trustee

[Signature Page to the Voting Agreement]

SUNIL AND NITA WADHWANI FAMILY FOUNDATION

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: President

SUNIL AND NITA WADHWANI CHARITABLE REMAINDER UNITRUST

By:	/s/ Nita Wadhwani
Name: Nita Wadhwani
Title: Trustee

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: Trustee

TRIVEDI FAMILY QUALIFIED SUBCHAPTER “S” TRUST

By:	/s/ Arun Nayar
Name: Arun Nayar
Title: Trustee

By:	/s/ Ashok Trivedi
Name: Ashok Trivedi
Title: Trustee

[Signature Page to the Voting Agreement]

WADHWANI PARTNERS NO. 1 L.P.

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of Fund A f/b/o Rohan
Wadhwani
Created under the Trust Agreement creating the Wadhwani Family Qualified Subchapter “S” Trust dated June 15, 1993

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of Fund B f/b/o Rohan
Wadhwani
Created under the Trust Agreement creating the Wadhwani Family Qualified Subchapter “S” Trust dated June 15, 1993

WADHWANI PARTNERS NO. 2 L.P.

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of The Shalina
Wadhwani Trust created under the
Trust Agreement dated December 20, 1991

By:	/s/ Romesh Wadhwani
Name: Romesh Wadhwani
Title: Trustee of The Rohan
Wadhwani Trust created under the
Trust Agreement dated December 20, 1991

[Signature Page to the Voting Agreement]

SCHEDULE I

Shareholders	Company Common Stock	Restricted Shares
Viscaria Limited	23,384,095	0
Ashok Trivedi	8,002,832	0
Sunil Wadhwani	7,997,625	0
Trivedi Family Qualified Subchapter “S” Trust	1,356,343	0
Wadhwani Partners No. 1 L.P.	1,027,500	0
Sunil and Nita Wadhwani Family Foundation	682,126	0
Ashok and Anjana Trivedi Charitable Remainder Unitrust	600,000	0
Sunil and Nita Wadhwani Charitable Remainder Unitrust	480,000	0
The Ashok and Anjana Trivedi Family Foundation	400,000	0
Wadhwani Partners No. 2 L.P.	60,124	0

[Schedule I to Support Agreement]

EXHIBIT A

Form of Merger Agreement

[Exhibit A to Support Agreement]